Filed under Rule 497(k)

Registration No. 002-83631

VALIC Company I

Aggressive Growth Lifestyle Fund

Conservative Growth Lifestyle Fund

Moderate Growth Lifestyle Fund

(each, a “Fund,” and together, the “Funds”)

Supplement dated August 16, 2022, to each Fund’s Summary Prospectus dated October 1, 2021, as supplemented and amended to date

PineBridge Investments LLC (“PineBridge”) currently serves as a subadviser to each Fund. At a meeting held on August 2-3, 2022, the Board of Directors (the “Board”) of VALIC Company I approved the termination of PineBridge as subadvisor to the Funds and a new investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and J.P. Morgan Investment Management Inc. (“JPMIM”) (the “New Subadvisory Agreement”) with respect to the Funds, which will become effective on or around September 28, 2022 (the “Effective Date”). The level and scope of services to be rendered by JPMIM under the New Subadvisory Agreement will remain the same as those under the current investment sub-advisory agreement between VALIC and PineBridge. The portfolio management team for each Fund will change. The Board also approved an Advisory Fee Waiver Agreement with respect to the Funds. Pursuant to the Advisory Fee Waiver Agreement, VALIC has agreed, until September 30, 2023, to waive each Fund’s advisory fees so that the advisory fee payable by each Fund is equal to 0.07% of the Fund’s average daily net assets. The Board also approved certain changes to each Fund’s investment strategies and techniques. In addition, Fund management has determined to make certain changes to each Fund’s benchmark indexes against which each Fund compares its performance. These changes are expected to become effective on the Effective Date.

The Board has the authority, pursuant to an exemptive order granted by the U.S. Securities and Exchange Commission, to enter into subadvisory agreements without a shareholder vote under certain conditions. Shareholders of record as of the close of business on the Effective Date will receive a notice that explains how to access an Information Statement, which will include more information about the New Subadvisory Agreement.

On the Effective Date, the following changes are made to each Fund’s Summary Prospectus:

In the section entitled “Principal Investment Strategies of the Fund,” the following is added as the sixth paragraph for Aggressive Growth Lifestyle Fund and Conservative Growth Lifestyle Fund and as the fifth paragraph for Moderate Growth Lifestyle Fund:

Although the Fund will generally maintain its assets within the allocations above, the Fund may hold cash or cash equivalents for various purposes, including for temporary defensive purposes.

In the section entitled “Performance Information,” the second paragraph is deleted in its entirety and replaced with the following, as applicable:

Aggressive Growth Lifestyle Fund:

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from calendar year to calendar year and comparing the Predecessor Fund’s average annual returns to those of the S&P 500® Index and a blended index. The blended index is comprised of the Russell 3000® Index (56%), the MSCI EAFE Index (net) (19%) and the Bloomberg U.S. Aggregate Bond Index (25%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Predecessor Fund is not necessarily an indication of how the Fund will perform in the future.

Conservative Growth Lifestyle Fund:

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from calendar year to calendar year and comparing the Predecessor Fund’s average annual returns to those of the S&P 500® Index and a blended index. The blended index is comprised of the Russell 3000® Index (26%), the MSCI EAFE Index (net) (9%) and the Bloomberg U.S. Aggregate Bond Index (65%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Predecessor Fund is not necessarily an indication of how the Fund will perform in the future.

Moderate Growth Lifestyle Fund:

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from calendar year to calendar year and comparing the Predecessor Fund’s average annual returns to those of the S&P 500® Index and a blended index. The blended index is comprised of the Russell 3000® Index (41%), the MSCI EAFE Index (net) (14%), and the Bloomberg U.S. Aggregate Bond Index (45%). Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance of the Predecessor Fund is not necessarily an indication of how the Fund will perform in the future.

In the section entitled “Investment Adviser,” the second sentence is deleted in its entirety and replaced with the following for each Fund:

The Fund is subadvised by J.P. Morgan Investment Management Inc.

In the section entitled “Investment Adviser,” the information in the table under the header “Portfolio Managers” is deleted in its entirety and replaced with the following for each Fund:

Name and Title	Portfolio Manager of the Fund Since
Gary Herbert, CFA Managing Director, U.S. Head of GTAA	2022

Morgan Moriarty, CFA[1] Executive Director, Portfolio Manager	2022
Navdeep Saini	2022
Vice President, Portfolio Manager

Capitalized terms used but not defined herein shall have the meanings assigned to them by each Fund’s Summary Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

1 Morgan Moriarty is scheduled to go on paternal leave effective August 1, 2022 and is expected to return from leave on or about December 1, 2022.